Financial Highlights

Second Quarter 2007

August 13, 2007

Forward Looking Statements:

Except for historical information, this presentation may include forward looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are described in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Basis of Preparation and Non-GAAP Measures:

Definitions and presentation:    All financial information contained herein is unaudited by the Company’s independent registered public accounting firm, except for the financial data relating to the year-ended December 31, 2006, to the extent it was derived from the Company’s audited financial statements. Unless otherwise noted, all data is in U.S. dollars thousands, except for per share, percentage and ratio information.

GAAP refers to generally accepted accounting principles in the United States. In presenting the Company’s results, management has included and discussed certain ‘‘non-GAAP financial measures’’, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Discontinued operations:    As a result of the disposal of Environmental Strategies Consulting LLC (‘‘ESC’’) on September 15, 2006, the Company’s technical services segment now consists of the Company’s two environmental liability assumption programs. The six months ended June 30, 2006 comparatives have been reclassified to conform with the presentation of ESC in discontinued operations.

Operating (loss) income from continuing operations before tax (a non-GAAP financial measure): Operating (loss) income from continuing operations before tax is an internal performance measure used by the Company in the management of its operations and represents continuing (loss) income before tax excluding, as applicable, net investment losses and net foreign exchange gains or losses (consists of net realized gains or losses and change in net unrealized gains or losses) and other items of income and expense not attributable to its operating segments. The Company excludes net investment gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating (loss) income before tax because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to investment and foreign exchange market conditions. The Company believes these amounts are largely independent of its underwriting and technical services decision making process and profitability and including them distorts the analysis of trends in its operations. In addition to presenting net income or loss determined in accordance with GAAP, the Company believes that showing continuing operating (loss) income before tax enables investors, analysts, rating agencies, clients and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Continuing operating (loss) income before tax should not be viewed as a substitute for GAAP net loss available to common shareholders.

Underwriting segments loss (a GAAP financial measure):    Underwriting segments loss is a measure of profitability of the Company’s underwriting segments that takes into account net premiums earned and other insurance related income as revenue and net loss and loss expenses, acquisition costs and underwriting related general and administrative expenses as expenses. Underwriting (loss) income is the difference between revenues, expense items and other income.

Underwriting ratios (a GAAP financial measures):    The Company uses underwriting ratios as measures of performance. The loss ratio is calculated by dividing net losses and loss expense by net premiums earned. The acquisition expense ratio is calculated by dividing acquisition expenses by net premiums earned.

Diluted book value per share (a non-GAAP financial measure):    The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share.

Tangible book value per share and diluted tangible book value per share (non-GAAP financial measures):    The Company has included tangible book value per share and diluted tangible book value per share because it believes it provides a clear measure of the value of its tangible shareholders’ equity on a per share basis. Tangible book value excludes goodwill and other intangible assets as itemized in the Company’s consolidated balance sheets. A reconciliation from tangible book value per share to book value per share is provided on page 9 of this supplement.

QUANTA CAPITAL HOLDINGS LTD.
Unaudited Summary Statement of Operations
(in thousands)

The summary statements of operations are presented on a classified basis in order to show the Company’s segment components of operating (loss) income before tax.

	For the three months ended June 30, 2007	For the three months ended June 30, 2006	For the six months ended June 30, 2007	For the six months ended June 30, 2006
UNDERWRITING SEGMENTS:
Underwriting revenues
Gross premiums written	$18,425	$32,899	$48,223	$147,768
Premiums ceded	(673)	(22,755)	(16,121)	(74,910)
Net premiums written	17,752	10,144	32,102	72,858
Change in unearned premiums	2,112	50,261	13,399	67,115
Net premiums earned	19,864	60,405	45,501	139,973
Other income	2,610	908	3,727	1,912
	22,474	61,313	49,228	141,885
Underwriting expenses
Net losses and loss expenses	(13,161)	(49,533)	(27,456)	(104,025)
Acquisition expenses	(5,264)	(10,260)	(10,463)	(24,193)
General and administrative expenses	(6,274)	(15,113)	(11,581)	(26,646)
Total underwriting expenses	(24,699)	(74,906)	(49,500)	(154,864)
Underwriting segments loss(1)	(2,225)	(13,593)	(272)	(12,979)
OTHER:
Corporate general and administrative expenses	(10,459)	(17,340)	(19,613)	(33,439)
Net technical services income (expense)	279	(1,027)	264	(1,033)
Net investment income	10,724	11,753	22,529	22,529
Interest expense	(1,442)	(1,344)	(2,835)	(2,606)
Other income (expense)	104	(464)	38	(551)
Total other operating (loss) income	(794)	(8,422)	383	(15,100)
OPERATING (LOSS) INCOME FROM CONTINUING OPERATIONS	(3,019)	(22,015)	111	(28,079)
Net foreign exchange gains (losses)	723	(1,375)	987	(1,694)
Net losses on investments	(5,652)	(6,728)	(3,766)	(15,048)
Depreciation of fixed assets and amortization of intangibles	(78)	(435)	(755)	(1,268)
NET LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	(8,026)	(30,553)	(3,423)	(46,089)
Income tax expense (benefit)	9	22	(16)	47
NET LOSS FROM CONTINUING OPERATIONS	(8,035)	(30,575)	(3,407)	(46,136)
Loss from operations of discontinued operations	—	(12,359)	—	(12,017)
NET LOSS FROM DISCONTINUED OPERATIONS	—	(12,359)	—	(12,017)
NET LOSS	(8,035)	(42,934)	(3,407)	(58,153)
Dividends on preferred shares	—	—	—	1,916
NET LOSS TO COMMON SHAREHOLDERS	$(8,035)	$(42,934)	$(3,407)	$(60,069)

Footnotes:

1.	The Company’s underwriting segments comprise, and are an aggregation of, its specialty insurance run-off, specialty reinsurance run-off and Lloyd’s reportable segments (underwriting total) as presented on pages 11 to14.
2.	As a result of the disposal of ESC on September 15, 2006, the Company’s technical services segment now consists of the Company’s two environmental liability assumption programs. The three and six months ended June 30, 2006 comparatives have been reclassified to conform with the presentation of ESC in discontinued operations.

QUANTA CAPITAL HOLDINGS LTD.
Consolidated Balance Sheets
(in thousands)

	(Unaudited) As of June 30, 2007	As of December 31, 2006
Assets
Investments at fair market value
Trading investments	$786,586	$37,273
Available for sale investments	—	809,902
Total investments at fair value	786,586	847,175
Cash and cash equivalents	50,442	32,894
Restricted cash and cash equivalents	93,132	68,143
Accrued investment income	7,189	6,833
Premiums receivable	40,754	34,587
Funds withheld by cedents	10,058	25,204
Losses and loss adjustment expenses recoverable	152,672	221,228
Other accounts receivable	1,121	481
Net receivable for investments sold	2,498	134
Deferred acquisition costs, net	12,532	12,124
Deferred reinsurance premiums	22,639	35,259
Software, property and equipment, net	424	1,112
Goodwill and other intangtible assets	7,175	7,350
Other assets	33,769	36,702
Total assets	$1,220,991	$1,329,226
Liabilities
Reserve for losses and loss expenses	$591,465	$623,618
Unearned premiums	94,102	119,197
Environmental liabilities assumed	2,431	3,346
Reinsurance balances payable	14,943	37,070
Accounts payable and accrued expenses	18,802	38,511
Deposit liabilities	36,202	37,014
Deferred income and other liabilities	1,755	5,279
Junior subordinated debentures	61,857	61,857
Total liabilities	821,557	925,892
Mandatorily redeemable preferred shares	74,998	74,998
Shareholders’ equity
Common shares	701	700
Additional paid-in capital	582,716	582,578
Accumulated deficit(1)	(257,216)	(263,830)
Accumulated other comprehensive (loss) income	(1,765)	8,888
Total shareholders’ equity	324,436	328,336
Total liabilities, redeemable preferred shares and shareholders’ equity	$1,220,991	$1,329,226

Footnote:

1.	The $6.6 million change in accumulated deficit for the six months ended June 30, 2007, is calculated as follows:

2007
(in thousands, unaudited)
Cumulative effect adjustment resulting from the adoption of SFAS 159	$10,021
Net loss to common shareholders	(3,407)
$6,614

QUANTA CAPITAL HOLDINGS LTD.
Total Capitalization
(in thousands)

	(Unaudited) As of June 30, 2007	As of December 31, 2006
Debt outstanding:
Credit facilities(1)	$—	$—
Junior subordinated debentures(2)	61,857	61,857
Redeemable preferred shares:
Redeemable preferred shares ($0.01 par value; 25,000,000 shares authorized; 3,130,525 issued and outstanding, at June 30, 2007; and at December 31, 2006)(3)	74,998	74,998
Shareholders’ equity:
Common shares ($0.01 par value; 200,000,000 common shares authorized, 70,103,232 and 70,008,185 issued and outstanding at June 30, 2007 and December 31, 2006)(4)	701	700
Additional paid-in capital	582,716	582,578
Accumulated deficit	(257,216)	(263,830)
Accumulated other comprehensive income	(1,765)	8,888
Total shareholders’ equity	$324,436	$328,336
Total capitalization	$461,291	$465,191
Total debt to total capital ratio(5)	30%	29%

Footnotes:

1.	As at December 31, 2006, consisted of a $240 million secured letter of credit facility. We elected to reduce the aggregate commitment to $210.0 million, as of February 9, 2007, to $185.0 million effective May 4, 2007 and to $160.0 million effective on August 6, 2007. As of June 30, 2007 and August 6, 2007 we had obligations related to fully secured letters of credit of approximately $133.7 million and $124.4 million.
2.	The debentures are redeemable at the company’s option at par beginning March 15, 2010.
3.	In July 2007, Quanta Holdings and QCH Acquisition Ltd. commenced a tender offer for any and all of Quanta Holdings’ issued 10.25% Series A Preferred Shares at a price of $22.50 per share. The tender offer expired on August 10, 2007, at 12:00 Midnight and 3,024,891 preferred shares had been validly tendered or guaranteed for tender and not withdrawn pursuant to the tender offer, representing more than 96% of the issued preferred shares. Concurrent with the commencement of the tender offer, we also solicited proxies from the holders of preferred shares in connection with a special general meeting of the holders of the preferred shares which was held on August 10, 2007. The purpose of the meeting was to approve an amendment to the Certificate of Designation of the preferred shares to remove a provision that would permit holders of preferred shares to elect two members to our board of directors under certain circumstances. All holders of the preferred shares at the close of business on July 10, 2007 were entitled to vote at the meeting. At the special general meeting, holders of preferred shares approved the amendment by votes cast, in person or by proxy, representing 2,459,402 preferred shares, which represents a majority of the votes cast at the meeting. If we had repurchased all of our preferred shares on the terms included in the tender offer at June 30, 2007, our total capital would have been approximately $386.3 million, including our junior subordinated debentures.

4.	This table does not give effect to warrants, options and non-vested shares outstanding of 2,542,813, 632,382 and 169,497 at June 30, 2007 compared to 2,542,813, 786,764 and 211,188 at December 31, 2006.
5.	The debt to total capital ratio is calculated as the sum of the letter of credit facility, junior subordinated debentures and redeemable preferred shares, or Total Debt, divided by the sum of Total Debt and Total Shareholders’ Equity, or Total Capitalization.

QUANTA CAPITAL HOLDINGS LTD.
Unaudited Summarized Cash Flow Statement
(in thousands)

	Six months ended June 30, 2007	Six months ended June 30, 2006
Net cash used in continuing operating activities	$(42,848)	$(3,802)
Net cash provided by (used in) investing activities	60,396	(112,329)
Net cash provided by financing activities	—	1,244
Net cash provided by discontinued operations	—	6,784
Increase (decrease) in cash and cash equivalents:	17,548	(108,103)
Unrestricted cash and cash equivalents at beginning of the period	32,894	178,135
Unrestricted cash and cash equivalents at end of the period	50,442	70,032
Restricted cash and cash equivalents at end of period	93,132	68,143
Total cash and cash equivalents at end of period	$143,574	$138,175

QUANTA CAPITAL HOLDINGS LTD.
Unaudited per share data
In thousands, except per share

	For the three months ended June 30, 2007	For the three months ended June 30, 2006	For the six months ended June 30, 2007	For the six months ended June 30, 2006
(LOSS) INCOME PER SHARE
(Loss) income from continuing operations prior to effects of SFAS 159	$(1,274)	$(30,575)	$2,453	$(46,136)
Effect of adopting SFAS 159	(6,761)	—	(5,860)	—
Net loss from continuing operations to common shareholder after effects of SFAS 159	(8,035)	(30,575)	(3,407)	(46,136)
Loss from discontinued operations	—	(12,359)	—	(12,017)
Net loss	(8,035)	(42,934)	(3,407)	(58,153)
Dividends on preferred shares	—	—	—	1,916
Net loss to common shareholder	(8,035)	(42,934)	(3,407)	(60,069)
Weighted average common shares outstanding – basic	70,059,993	69,956,211	70,034,089	69,951,536
Weighted average common shares outstanding – diluted	70,059,993	69,956,211	70,034,089	69,951,536
Basic loss per common share
Basic (loss) income from continuing operations prior to effects of SFAS 159 per common share	$(0.02)	$(0.44)	$0.03	$(0.69)
Basic loss from effects of SFAS 159 per common share	(0.09)	—	(0.08)	—
Basic loss from discontinued operations per common share	—	(0.17)	—	(0.17)
Basic loss per common share	$(0.11)	$(0.61)	$(0.05)	$(0.86)
Diluted (loss) income per common share
Diluted (loss) income from continuing operations prior to effects of SFAS 159 per common share	$(0.02)	$(0.44)	$0.03	$(0.69)
Diluted loss from effects of SFAS 159 per common share	(0.09)	—	(0.08)	—
Diluted loss from discontinued operations per common share(1)	—	(0.17)	—	(0.17)
Diluted loss per common share	$(0.11)	$(0.61)	$(0.05)	$(0.86)
BOOK VALUE PER SHARE
Total shareholders’ equity	$324,436	$323,928	$324,436	$323,928
Weighted average common share and common share equivalents
Basic	70,059,993	69,956,211	70,034,089	69,951,536
Diluted(2)	70,059,993	69,956,211	70,034,089	69,951,536
Basic book value per share	$4.63	$4.63	$4.63	$4.63
Diluted book value per share(2)	$4.63	$4.63	$4.63	$4.63
TANGIBLE BOOK VALUE PER SHARE
Total shareholders’ equity	$324,436	$323,928	$324,436	$323,928
Goodwill and other intangible assets	$7,175	$11,859	$7,175	$11,859
Total shareholders’ equity adjusted to exclude goodwill and other intangible assets	$317,261	$312,069	$317,261	$312,069
Basic tangible book value per share	$4.53	$4.46	$4.53	$4.46

Footnotes:

1.	For the three and six months ended June 30, 2007 and June 30, 2006 the assumed net exercise of options, warrants and non-vested shares under the treasury stock method has been excluded as the effect would have been anti-dilutive.
2.	As of June 30, 2007 and June 30, 2006 all outstanding options were anti-dilutive, therefore the outstanding options have not been included in the calculation of the diluted number of shares for the calculation of diluted book value and diluted tangible book value per share.

QUANTA CAPITAL HOLDINGS LTD.
Unaudited segment results
Three months ended June 30, 2007
(in thousands)

During the three months ended September 30, 2006, the Company changed the composition of its reportable segments and renamed its specialty insurance segment and specialty reinsurance segment to specialty insurance run-off segment and specialty reinsurance run-off segment. The Company has segregated its Lloyd’s operating segment, which was previously aggregated with its specialty insurance run-off reportable segment, to be a reportable segment, given it was no longer appropriate to aggregate Lloyd’s and specialty insurance run-off operating segments given their different economic characteristics. In addition, during the three months ended December 31, 2006, the Company ceased allocating corporate general and administrative expenses to its reportable segments as it no longer allocates capital to its reportable segments. The three months ended June 30, 2006 balances have been reclassified to conform with the presentation with the three months ended June 30, 2007.

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd’s	Underwriting Total	Technical Services	Consolidated
Direct insurance	$(4,127)	$—	$22,502	$18,375	$—	$18,375
Reinsurance assumed	(262)	312	—	50	—	50
Total gross premiums written	(4,389)	312	22,502	18,425	—	18,425
Premiums ceded	1,461	(306)	(1,828)	(673)	—	(673)
Net premiums written	$(2,928)	$6	$20,674	$17,752	$—	$17,752
Net premiums earned	$553	$331	$18,980	$19,864	$—	$19,864
Technical services revenues	—	—	—	—	501	501
Other income	515	2,095	—	2,610	—	2,610
Net losses and loss expenses	(1,856)	172	(11,477)	(13,161)	—	(13,161)
Acquisition expenses	(192)	(78)	(4,994)	(5,264)	—	(5,264)
General and administrative expenses	(1,870)	(532)	(3,872)	(6,274)	(222)	(6,496)
Segment (loss) income	$(2,850)	$1,988	$(1,363)	$(2,225)	$279	$(1,946)
Depreciation of fixed assets						$(78)
Interest expense						(1,442)
Net investment income						10,724
Net losses on investments						(5,652)
Corporate general and administrative expenses						(10,459)
Other income						104
Net foreign exchange gains						723
Loss from continuing operations before income tax						$(8,026)
Loss ratio	n/m	n/m	60.5%	n/m
Acquisition expense ratio	n/m	n/m	26.3%	n/m
n/m = not meaningful due to segments in run-off

QUANTA CAPITAL HOLDINGS LTD.
Unaudited segment results
Three months ended June 30, 2006
(in thousands)

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd’s	Underwriting Total	Technical Services	Consolidated
Direct insurance	$14,673	$—	$23,289	$37,962	$—	$37,962
Reinsurance assumed	3,395	(8,458)	—	(5,063)	—	(5,063)
Total gross premiums written	18,068	(8,458)	23,289	32,899	—	32,899
Premiums ceded	(13,887)	(1,331)	(7,537)	(22,755)	—	(22,755)
Net premiums written	$4,181	$(9,789)	$15,752	$10,144	$—	$10,144
Net premiums earned	$34,968	$9,223	$16,214	$60,405	$—	$60,405
Technical services revenues	—	—	—	—	496	496
Other income	685	223	—	908	42	950
Net losses and loss expenses	(22,324)	(12,366)	(14,843)	(49,533)	—	(49,533)
Acquisition expenses	(5,162)	(2,277)	(2,821)	(10,260)	—	(10,260)
General and administrative expenses	(9,322)	(2,605)	(3,186)	(15,113)	(1,565)	(16,678)
Segment loss	$(1,155)	$(7,802)	$(4,636)	$(13,593)	$(1,027)	$(14,620)
Depreciation of fixed assets						$(435)
Interest expense						(1,344)
Net investment income						11,753
Net losses on investments						(6,728)
Corporate general and administrative expenses						(17,340)
Other expenses						(464)
Net foreign exchange losses						(1,375)
Loss from continuing operations before income tax						$(30,553)
Loss ratio	63.8%	134.1%	91.5%	82.0%
Acquisition expense ratio	14.8%	24.7%	17.4%	17.0%

QUANTA CAPITAL HOLDINGS LTD.
Unaudited segment results
Six months ended June 30, 2007
(in thousands)

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd’s	Underwriting Total	Technical Services	Consolidated
Direct insurance	$(14,384)	$—	$61,033	$46,649	$—	$46,649
Reinsurance assumed	(702)	2,276	—	1,574	—	1,574
Total gross premiums written	(15,086)	2,276	61,033	48,223	—	48,223
Premiums ceded	107	(4,181)	(12,047)	(16,121)	—	(16,121)
Net premiums written	$(14,979)	$(1,905)	$48,986	$32,102	$—	$32,102
Net premiums earned	$3,951	$(533)	$42,083	$45,501	$—	$45,501
Technical services revenues	—	—	—	—	993	993
Other income	1,485	2,242	—	3,727	—	3,727
Net losses and loss expenses	(3,252)	2,766	(26,970)	(27,456)	—	(27,456)
Acquisition expenses	(464)	779	(10,778)	(10,463)	—	(10,463)
General and administrative expenses	(3,614)	(1,025)	(6,942)	(11,581)	(729)	(12,310)
Segment (loss) income	$(1,894)	$4,229	$(2,607)	$(272)	$264	$(8)
Depreciation of fixed assets						$(755)
Interest expense						(2,835)
Net investment income						22,529
Net losses on investments						(3,766)
Corporate general and administrative expenses						(19,613)
Other income						38
Net foreign exchange gains						987
Loss from continuing operations before income tax						$(3,423)
Loss ratio	n/m	n/m	64.1%	n/m
Acquisition expense ratio	n/m	n/m	25.6%	n/m

n/m = not meaningful due to segments in run-off

QUANTA CAPITAL HOLDINGS LTD.
Unaudited segment results
Six months ended June 30, 2006
(in thousands)

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd’s	Underwriting Total	Technical Services	Consolidated
Direct insurance	$71,262	$—	$42,545	$113,807	$—	$113,807
Reinsurance assumed	11,893	22,068	—	33,961	—	33,961
Total gross premiums written	83,155	22,068	42,545	147,768	—	147,768
Premiums ceded	(39,068)	(23,887)	(11,955)	(74,910)	—	(74,910)
Net premiums written	$44,087	$(1,819)	$30,590	$72,858	$—	$72,858
Net premiums earned	$76,516	$30,752	$32,705	$139,973	$—	$139,973
Technical services revenues	—	—	—	—	2,195	2,195
Other income	1,453	459	—	1,912	157	2,069
Net losses and loss expenses	(49,971)	(28,127)	(25,927)	(104,025)	—	(104,025)
Acquisition expenses	(10,573)	(7,844)	(5,776)	(24,193)	—	(24,193)
General and administrative expenses	(15,850)	(5,248)	(5,548)	(26,646)	(3,385)	(30,031)
Segment income (loss)	$1,575	$(10,008)	$(4,546)	$(12,979)	$(1,033)	$(14,012)
Depreciation of fixed assets and amortization of intangibles						$(1,268)
Interest expense						(2,606)
Net investment income						22,529
Net losses on investments						(15,048)
Corporate general and administrative expenses						(33,439)
Other expenses						(551)
Net foreign exchange losses						(1,694)
Loss from continuing operations before income tax						$(46,089)
Loss ratio	65.3%	91.5%	79.3%	74.3%
Acquisition expense ratio	13.8%	25.5%	17.7%	17.3%

QUANTA CAPITAL HOLDINGS LTD.
Unaudited net earned premiums by product line
(in thousands)

	Six months ended June 30, 2007	Six months ended June 30, 2006
Specialty Insurance run-off:
Technical risk property – HBW	$1,053	$46,588
Technical risk property – other	(934)	4,745
Professional liability	299	13,958
Environmental liability	617	5,291
Surety	719	4,692
Fidelity and crime	(67)	1,253
Structured insurance	2,276	484
Trade credit and political risk	(12)	(495)
Total specialty insurance run-off	$3,951	$76,516
Specialty Reinsurance run-off:
Casualty	$(1,344)	$23,255
Marine, technical risk and aviation	935	8,071
Property	(124)	(574)
Total specialty reinsurance run-off	$(533)	$30,752
Lloyd’s:
Professional liability	$12,646	$31,600
Financial institutions	25,160	1,105
Specie and Fine Art	3,541	—
Kidnap and Ransom	736	—
	$42,083	$32,705
Total	$45,501	$139,973

QUANTA CAPITAL HOLDINGS LTD.
Unaudited analysis of unpaid losses and loss expenses
(in thousands)

	As of June 30, 2007			As of December 31, 2006
	Gross Loss Reserves	Ceded Loss Reserves(1)(2)	Net Loss Reserves	Gross Loss Reserves	Ceded Loss Reserves(1)(2)	Net Loss Reserves
Specialty Insurance:
Technical risk property – HBW	$197,619	$(74,413)	$123,206	$199,452	$(74,682)	$124,770
Technical risk property – other	18,039	(9,641)	8,398	30,944	(26,934)	4,010
Professional liability	53,269	(13,521)	39,748	54,956	(14,215)	40,741
Environmental liability	23,723	(9,288)	14,435	25,205	(10,828)	14,377
Fidelity and crime	2,280	(912)	1,368	3,046	(1,336)	1,710
Other	775	(1)	774	330	—	330
Surety	482	—	482	537	—	537
	296,187	(107,776)	188,411	314,470	(127,995)	186,475
Specialty Reinsurance:
Marine, technical risk and aviation	67,223	(14,995)	52,228	78,191	(39,025)	39,166
Casualty	64,729	—	64,729	82,106	—	82,106
Property	36,980	(17,025)	19,955	49,287	(30,120)	19,167
	168,932	(32,020)	136,912	209,584	(69,145)	140,439
Lloyd’s:
Professional liability and other	126,346	(12,876)	113,470	99,564	(24,088)	75,476
	126,346	(12,876)	113,470	99,564	(24,088)	75,476
Total	$591,465	$(152,672)	$438,793	$623,618	$(221,228)	$402,390
Specialty Insurance:
Case reserve	$32,473	$(13,731)	$18,742	$40,308	$(28,157)	$12,151
IBNR	263,714	(94,045)	169,669	274,162	(99,838)	174,324
Total	296,187	(107,776)	188,411	314,470	(127,995)	186,475
Specialty Reinsurance:
Case reserve	93,260	(25,261)	67,999	99,208	(46,828)	52,380
IBNR	75,672	(6,759)	68,913	110,376	(22,317)	88,059
Total	168,932	(32,020)	136,912	209,584	(69,145)	140,439
Lloyd’s:
Case reserve	11,625	—	11,625	2,981	—	2,981
IBNR	114,721	(12,876)	101,845	96,583	(24,088)	72,495
Total	126,346	(12,876)	113,470	99,564	(24,088)	75,476
Total:
Case reserve	137,358	(38,992)	98,366	142,497	(74,985)	67,512
IBNR	454,107	(113,680)	340,427	481,121	(146,243)	334,878
Total	$591,465	$(152,672)	$438,793	$623,618	$(221,228)	$402,390

Footnote:
1.	Failure of the Company’s reinsurers to honor their obligations could result in credit losses.
2.	Ceded case reserves include amounts recoverable from re-insurers in relation to paid loss and loss adjustment expenses that were outstanding as of June 30, 2007 and December 31, 2006.

QUANTA CAPITAL HOLDINGS LTD.
Gross loss reserves as of June 30, 2007 and December 31, 2006

2007	2006

Footnotes:
1.	‘‘Other’’ includes Trade Credit, Fidelity, Surety and other Specialty Insurance Run-off product lines.

QUANTA CAPITAL HOLDINGS LTD.
Composition of Investments at June 30, 2007

Asset Class	Credit Rating(1)

Footnotes:
(1)	Ratings as assigned by Standard & Poor’s Corporation.